Fourth Quarter and Year-End 2013 Earnings Review March 5, 2014 Exhibit 99.2

This presentation contains certain forward-looking statements regarding various oil and gas discoveries, oil and gas exploration, development and production activities, anticipated and potential production and flow rates; anticipated revenues; the economic potential of properties and estimated exploration costs. Accuracy of the projections depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. Endeavour cautions readers that it assumes no obligation to update or publicly release any revisions to the projections in this presentation and, except to the extent required by applicable law, does not intend to update or otherwise revise the projections. Important factors that might cause future results to differ from these projections include: variations in the market prices of oil and natural gas; drilling results; access to equipment and oilfield services; unanticipated fluctuations in flow rates of producing wells related to mechanical, reservoir or facilities performance; oil and natural gas reserves expectations; the ability to satisfy future cash obligations and environmental costs; and general exploration and development risks and hazards.
The Securities and Exchange Commission permits oil and gas companies in their filings with the SEC to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. SEC guidelines prohibit the use in filings of terms such as “probable,” “possible,” P2 or P3 and “non-proved” reserves, reserves “potential” or
“upside” or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques.  These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to greater risk of being actually realized by the company. Certain statements should be regarded as
“forward-looking” statements within the meaning of the securities laws. These statements speak only as of the date made. Such statements are subject to assumptions, risk and uncertainty. Actual results or events may vary materially.
The estimates of recoverable resources per well and completed well costs included herein are based upon other typical results in these shale plays and may not be indicative of actual results.

2013 Fourth Quarter and Year-End – Operational/Financial Results
Physical Production and Sales Volumes
•
Physical production for Q4 averaged 12,422 boepd compared to 7,980 boepd during Q3 2013
•
Year-over-year average sales volumes increased 127%
•
Year-over-year average daily physical production increased 121%
Third well at Bacchus brought on production
The Rochelle field W1 well achieved first production in October
In the Pennsylvania Marcellus, Endeavour closed on a sale of 50% of its upstream and midstream assets forming a joint venture for the next phase of development
In Northwestern Colorado, the Company accumulated a 40,000 gross acre position and drilled its first vertical test well
During 2013, Endeavour executed on four Monetary Production Payments (MPP)
totally $175 million
•
The total MPP currently outstanding is $162 million
During 2013, the Company executed two Forward Sales Agreements each for $22.5 million
•
The first obligation was satisfied in Q3 2013, the second is expected to be satisfied in Q1 2014

Recent Events
Refinanced the Revolving Credit Facility ($115 million) and two LC reimbursement agreements ($153 million)
•
•
•
•
•
•
•
•
Prior interest rates ranged from 9% - 13%
New Senior Secured Term Loan = 8.25% (Libor + 700 basis points)
Amended the Decommissioning Securities Agreement (DSA) for the Alba Field
Reduced the security required under the agreement from $120 million to $55 million
The refinancing and the amended DSA are expected to generate an annual cash savings of approximately $17 million
Achieved first production from the East Rochelle E2 well
E2 production is ramping up
W1 well expected online in a few days
Closed on a private placement for $25 million
Sold 2.9 million shares at $4.28/share and issued 729,000 warrants with a strike price of $5.29
Issued a four-year 6.5% convertible note, with a conversion price of $4.66/share
The transaction has an option with the potential for an additional $30 million

US Gas
US Oil
UK Gas
UK Oil
15%
7%
78%
5%
12%
83%
1
15
%
84
%
1%
30%
69%

Full Year Sales = 7,868

Sales Volumes (BOE per day)
2013
Q4 Sales = 13,648
Physical production volume for the four quarter averaged 12,422 boepd vs. 10,300 boepd for the prior year
Fourth quarter realized prices
•
Oil price = $104.20 per barrel
•
Gas price = $9.35 per Mcf
2012
Q4 Sales = 11,541
Full Year Sales = 10,017

Summary Financial Results
Measure ($ in millions, except per share data)
2013 2012 2013 2012
Oil and Gas Revenues 116.9 $           97.6 $             337.7 $           219.1 $
Operating Expenses 33.5 $             23.9 $             105.4 $           58.5 $
Adjusted cash flow from Operations 83.4 $             73.7 $             232.3 $           160.6 $
Three Months Ended
Dec. 31, Full Year
Year-over-year oil and gas revenues increased 154%
Quarter-over-quarter oil and gas revenues increased approximately 120%

Adjusted EBITDA
Measure
($ in millions, except per share data)
2013 2012 2013 2012
Net Income (loss) (27.7) $            (6.5) $              (95.5) $            (126.2) $
Unrealized (gain) loss on derivatives 3.0                  (7.3)                 1.8                  (5.1)
Net Interest Expense 32.2                21.1                104.6              83.9
Letter of Credit Fees 7.6                  9.5                  33.4                21.9
Loss on early extinguishment of debt -                     -                     -                     21.7
Depreciation, depletion and amortization 49.6                24.3                143.0              66.50
Impairment of U.S. oil and gas properties -                     6.0                  9.6                  53.0
Income tax expense (benefit) 8.6                  17.6                6.4                  14.2
Adjusted EBITDA 73.3 $             64.7 $             203.3 $           129.9 $
Three Months Ended
Dec. 31, Full Year

Adjusted Net Income (Loss)
Measure
($ in millions, except per share data)
2013 2012 2013 2012
Net Income (loss) (27.7) $           (6.5) $             (95.5) $           (126.2) $
Impairment of U.S. oil and gas properties -                   6.0                 9.6                 53.1
Unrealized (gain) loss  on derivatives (net of tax) 3.0                 (7.4)                1.8                 (7.3)
Loss on early extinguishment of debt (next of tax) -                   -                   -                   17.8
Deferred Tax expense related to U.K. tax rate change -                   0.2                 -                   8.5
Net Income (loss) as Adjusted (24.7) $           (7.7) $             (84.1) $           (54.1) $
Weighted-average basic shares
outstanding (in millions) 47.1               46.6               47.1               42.5
Adjusted earning (loss) per basic share (0.52) $           (0.17) $           (1.79) $           (1.27) $
Three Months Ended
Dec. 31, Full Year

Capex Update
Measure
($ in millions)
2013 2012 2013 2012
Direct Oil & Gas Capex
     U.K. 37.2 $            47.1 $            162.8 $          174.4 $
     U.S. 1.5                 0.8                 6.7                 15.4
Total Direct Oil & Gas Capex 38.7               47.9               169.5             189.8
Acquisitions -                   -                   -                   190.8
38.7               47.9               169.5             380.6
Capitalized Interest 2.7                 6.8                 24.0               26.9
Capitalized G&A 2.5                 4.6                 12.4               19.3
Asset Retirement Obligation and Other Capex (0.8)                137.2             (2.6)                140.7
Total Capital Expenditures 43.1 $            196.5 $          203.3 $          567.5 $
Three Months Ended
Dec. 31, Full Year
The Asset Retirement Obligation (ARO) during 2012 reflects the increased working interest at the Alba field and the timing of payment obligations at other fields
The 2012 Total Capital Expenditures includes the acquisition cost for the additional 23.43%
working interest in the Alba field

2014 Direct Capital Expenditure Budget

2014 Direct CapEx = $60 million - $80 million
• U.K. = $40 million - $55 million
• U.S. = $20 million - $25 million
Decommissioning costs for IVRR, Renee and Rubie fields = $50 million
U.S.
Other
Colorado
Alba
U.K.
Other

$mm
$500
$400
$300
$200
$100
$0
$78
$135
$12.5
$125
$554
2014
2015
2016
2017
2018

Pro Forma Debt Maturity Schedule
Convertible Notes due 2016 ($18.51 per share conversion price)
Convertible Bonds due 2016 ($16.52 per share conversion price)
Senior Notes due 2018
Senior Secured First Lien Term Loan due 2017
Convertible Notes due 2017 ($4.66 per share conversion price)

$mm
60
50
40
30
20
10
0
$9
$10
$10
$10
$55
$54
$12
$18
$13
1/14
4/14
7/14
10/14
1/15
4/15
7/15
10/15
1/16

12 Monetary Production Payments – Repayment Schedule Total issuance of $175 million, $13 million repaid through Q1 2014 Implied cost of capital: 8.75% - 10.00%

LSE:ENDV NYSE:END www.endeavourcorp.com Darcey Matthews Director of Investor Relations (713) 307-8711 darcey.matthews@endeavourcorp.com INVESTOR CONTACTS: